EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file an Annual Report on Form 10-K (an “Annual Report”) pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2007, hereby appoints Roy H. Bubbs, Michael J. Shea, and William F. Kracklauer, and each of them singly, his or her attorneys-in-fact and hereby grants to him, for and in his or her name as such director, full power and authority as his or her agent or agents and in his or her place and stead:

1.  to sign such Annual Report and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys-in-fact, in his discretion, may deem necessary or proper; and

2.  to perform every other act which any of said attorneys-in-fact, in his discretion, may deem necessary or proper in connection with the Annual Report or any amendments thereto.

Date:                      March 17, 2008

    /s/ Benjamin A. Currier
________________________
Benjamin A. Currier
Director

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file an Annual Report on Form 10-K (an “Annual Report”) pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2007, hereby appoints Roy H. Bubbs, Michael J. Shea, and William F. Kracklauer, and each of them singly, his or her attorneys-in-fact and hereby grants to him, for and in his or her name as such director, full power and authority as his or her agent or agents and in his or her place and stead:

1.  to sign such Annual Report and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys-in-fact, in his discretion, may deem necessary or proper; and

2.  to perform every other act which any of said attorneys-in-fact, in his discretion, may deem necessary or proper in connection with the Annual Report or any amendments thereto.

Date:                      March 17, 2008

    /s/ Elaine Rigolosi
________________________
Elaine Rigolosi
Director

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file an Annual Report on Form 10-K (an “Annual Report”) pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2007, hereby appoints Roy H. Bubbs, Michael J. Shea, and William F. Kracklauer, and each of them singly, his or her attorneys-in-fact and hereby grants to him, for and in his or her name as such director, full power and authority as his or her agent or agents and in his or her place and stead:

1.  to sign such Annual Report and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys-in-fact, in his discretion, may deem necessary or proper; and

2.  to perform every other act which any of said attorneys-in-fact, in his discretion, may deem necessary or proper in connection with the Annual Report or any amendments thereto.

Date:                      March 17, 2008

    /s/ John W. Remshard
________________________
John W. Remshard
Director

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file an Annual Report on Form 10-K (an “Annual Report”) pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2007, hereby appoints Roy H. Bubbs, Michael J. Shea, and William F. Kracklauer, and each of them singly, his or her attorneys-in-fact and hereby grants to him, for and in his or her name as such director, full power and authority as his or her agent or agents and in his or her place and stead:

1.  to sign such Annual Report and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys-in-fact, in his discretion, may deem necessary or proper; and

2.  to perform every other act which any of said attorneys-in-fact, in his discretion, may deem necessary or proper in connection with the Annual Report or any amendments thereto.

Date:                      March 17, 2008

    /s/ Kenneth R. Rossano
________________________
Kenneth R. Rossano
Director

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file an Annual Report on Form 10-K (an “Annual Report”) pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2007, hereby appoints Roy H. Bubbs, Michael J. Shea, and William F. Kracklauer, and each of them singly, his or her attorneys-in-fact and hereby grants to him, for and in his or her name as such director, full power and authority as his or her agent or agents and in his or her place and stead:

1.  to sign such Annual Report and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys-in-fact, in his discretion, may deem necessary or proper; and

2.  to perform every other act which any of said attorneys-in-fact, in his discretion, may deem necessary or proper in connection with the Annual Report or any amendments thereto.

Date:                      March 17, 2008

    /s/ Leslie Hudson
________________________
Leslie Hudson
Director

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file an Annual Report on Form 10-K (an “Annual Report”) pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2007, hereby appoints Roy H. Bubbs, Michael J. Shea, and William F. Kracklauer, and each of them singly, his or her attorneys-in-fact and hereby grants to him, for and in his or her name as such director, full power and authority as his or her agent or agents and in his or her place and stead:

1.  to sign such Annual Report and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys-in-fact, in his discretion, may deem necessary or proper; and

2.  to perform every other act which any of said attorneys-in-fact, in his discretion, may deem necessary or proper in connection with the Annual Report or any amendments thereto.

Date:                      March 17, 2008

    /s/ Quentin J. Kennedy
________________________
Quentin J. Kennedy
Director

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file an Annual Report on Form 10-K (an “Annual Report”) pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2007, hereby appoints Roy H. Bubbs, Michael J. Shea, and William F. Kracklauer, and each of them singly, his or her attorneys-in-fact and hereby grants to him, for and in his or her name as such director, full power and authority as his or her agent or agents and in his or her place and stead:

1.  to sign such Annual Report and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys-in-fact, in his discretion, may deem necessary or proper; and

2.  to perform every other act which any of said attorneys-in-fact, in his discretion, may deem necessary or proper in connection with the Annual Report or any amendments thereto.

Date:                      March 17, 2008

    /s/ Roy H. Bubbs
________________________
Roy H. Bubbs
Director

EXHIBIT 24

POWER OF ATTORNEY

The undersigned director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file an Annual Report on Form 10-K (an “Annual Report”) pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2007, hereby appoints Roy H. Bubbs, Michael J. Shea, and William F. Kracklauer, and each of them singly, his or her attorneys-in-fact and hereby grants to him, for and in his or her name as such director, full power and authority as his or her agent or agents and in his or her place and stead:

1.  to sign such Annual Report and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys-in-fact, in his discretion, may deem necessary or proper; and

2.  to perform every other act which any of said attorneys-in-fact, in his discretion, may deem necessary or proper in connection with the Annual Report or any amendments thereto.

Date:                      March 17, 2008

    /s/ Roy E. Lowrance
________________________
Roy E. Lowrance
Director